UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2022
PAYLOCITY HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 American Lane
Schaumburg, Illinois 60173
(Address of principal executive offices, including zip code)
(847) 463-3200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCTY	The NASDAQ Global Select Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders for its fiscal year 2023 on December 1, 2022. Holders of an aggregate of 55,671,990 shares of the Company’s common stock at the close of business on October 4, 2022 were entitled to vote at the meeting, of which 53,789,761, or 96.6%, of the eligible shares were represented in person or by proxy. The matters voted upon at the meeting and the results of those votes are as follows:

Proposal 1: Election of Directors to hold office for one-year term or until their respective successors are elected and qualified, or their earlier death, resignation or removal.

	For	Withheld	Broker Non-votes
Steven R. Beauchamp	50,734,062	393,774	2,661,925

Virginia G. Breen	49,187,294	1,940,542	2,661,925

Robin L. Pederson	50,856,980	270,856	2,661,925

Andres D. Reiner	50,092,534	1,035,302	2,661,925

Kenneth B. Robinson	50,879,104	248,732	2,661,925

Ronald V. Waters III	49,666,335	1,461,501	2,661,925

Toby J. Williams	50,753,768	374,068	2,661,925

Based on the votes set forth above, all of the director nominees were duly elected.

Proposal 2: Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending June 30, 2023.

For	Against	Abstaining
53,628,074	147,347	14,340

Based on the votes set forth above, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 was ratified.

Proposal 3: Advisory vote to approve the compensation of named executive officers.

For	Against	Abstaining	Broker Non-votes
47,749,965	3,362,306	15,565	2,661,925

Based on the votes set forth above, the stockholders advised that they were in favor of the compensation awarded to the Company’s named executive officers.

Proposal 4: Frequency of future advisory votes to approve the compensation of named executive officers.

1 Year	2 Years	3 Years	Abstaining	Broker Non-votes
48,613,593	2,283	2,500,450	11,510	2,661,925

Based on the votes set forth above, the stockholders advised that they were in favor of a one-year frequency for future advisory votes on the compensation awarded to the Company’s named executive officers. Based upon these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future stockholder advisory votes regarding the compensation to be paid by the Company to its named executive officers every year. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on executive compensation, which is expected to occur at the Company’s 2029 Annual Meeting of Stockholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: December 2, 2022	By:	/s/ Ryan Glenn
Ryan Glenn
Chief Financial Officer and Treasurer